Exhibit 10.13
Execution Version
NINTH OMNIBUS AMENDMENT
This NINTH OMNIBUS AMENDMENT, dated as of May 1, 2025 (this “Amendment”), is entered into by and among ALLIANCE LAUNDRY SYSTEMS LLC, a Delaware limited liability company (“ALS”), ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2015 LLC, a Delaware limited liability company (“ALER”), ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2015-A, a Delaware statutory trust (the “Issuer”), THE BANK OF NEW YORK MELLON, a New York banking corporation, as trustee under the Indenture (the “Indenture Trustee”), each of the NOTE PURCHASERS listed on the signature pages hereto (collectively, the “Note Purchasers”), each of the FUNDING AGENTS for the Purchaser Groups listed on the signature pages hereto (collectively, the “Funding Agents”) and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Note Purchasers (the “Administrative Agent”).
BACKGROUND:
1.    ALS, ALER and the Issuer are parties to that certain Amended and Restated Pooling and Servicing Agreement, dated as of June 8, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, together with all exhibits and schedules thereto, the “Pooling and Servicing Agreement”);
2.    ALS, ALER, the Issuer, the Note Purchasers, the Funding Agents and the Administrative Agent are parties to that certain Amended and Restated Note Purchase Agreement, dated as of June 8, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, together with all exhibits and schedules thereto, the “Note Purchase Agreement” and, together with the Pooling and Servicing Agreement, the “Agreements”);
3.    ALS, ALER, the Issuer, the Administrative Agent, the Funding Agents and the Note Purchasers desire to amend the Agreements as hereinafter set forth; and
4.    the consent of each of the Noteholders is necessary for such amendments to be effective, and each of the Noteholders, by executing this Amendment, has consented to such amendments.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Certain Defined Terms. Capitalized terms used herein without definition shall have the meanings ascribed thereto in Part I of Appendix A to the Pooling and Servicing Agreement.
2.    Amendments. As of the Effective Date (as defined below), the Agreements are hereby amended as follows:
(a)    Pooling and Servicing Agreement. The parties to the Pooling and Servicing Agreement hereby agree that the Pooling and Servicing Agreement is amended as follows:

(i)    Clause (q) of the definition of “Eligible Loan” in Part I of Appendix A is hereby amended by replacing the amount “$25,000” in each instance it appears therein with the amount “$50,000” in its place.
(ii)    Clause (a) of the definition of “Excess Loan Concentration Amount” in Part I of Appendix A is hereby amended by (i) replacing the percentage “25.0%” where it appears therein with the percentage “30.0%” in its place and (ii) replacing the percentage “20.0%” where it appears therein with the percentage “25.0%” in its place.
(iii)    Clause (w) of the definition of “Excess Loan Concentration Amount” in Part I of Appendix A is hereby amended by replacing the amount “$25,000” in each instance it appears therein with the amount “$50,000” in its place.
(iv)    The definition of “Scheduled Termination Date” in Part I of Appendix A is hereby amended by replacing the date “June 30, 2025” where it appears therein with the date “May 1, 2028” in its place.
(v)    The Pooling and Servicing Agreement is hereby amended by (x) replacing the text “Brian Stanley, Managing Director” or “Brian Stanley” in each instance it appears therein with the text “Tony Stahley” in its place, (y) replacing the email address “brian.stanley@pnc.com” in each instance it appears therein with the email address “tony.stahley@pnc.com” in its place, and (z) replacing the telephone number “(412) 768-2001” in each instance it appears therein with the telephone number “(412) 768-2266” in its place.
(b)    Note Purchase Agreement. The parties to the Note Purchase Agreement hereby agree that Section 5.1(i) of the Note Purchase Agreement is hereby amended as follows:
(i)    The definition of “Facility Limit” in Section 1.1 is hereby amended by replacing the amount “$460,000,000” where it appears therein with the amount “$500,000,000” in its place.
(ii)    The definition of “SOFR Adjustment” in Section 1.1 is hereby amended by replacing the amount “ten basis points (0.10%)” where it appears therein with the amount “zero basis points (0.00%)” in its place.
(iii)    Section 2.11(a) is hereby amended by replacing the amount “$460,000,000” in each instance it appears therein with the amount “$530,000,000” in its place.
(iv)    Section 3.2(h) is hereby amended by replacing the text “3.5 years” in each instance it appears therein with the text “3.75 years” in its place.
(v)    Section 8.18(d) is hereby amended by inserting the following sentence at the end thereof: “For the avoidance of doubt, nothing in this Section 8.18 shall prohibit any Person from voluntarily communicating, disclosing or providing information within the scope of the confidentiality provisions of this Section 8.18 regarding suspected violations of laws, rules or regulations to a governmental, regulatory or self-regulatory organization without any notification to any Person.”.
(vi)    The chart set forth in Annex B is hereby amended in its entirety to read as follows:

Committed Purchaser	Purchaser Commitment
PNC Bank, National Association	$350,000,000
Fifth Third Bank, National Association	$150,000,000
Total:	$500,000,000
(i)    The Note Purchase Agreement is hereby amended by (x) replacing the text “Brian Stanley, Managing Director” or “Brian Stanley” in each instance it appears therein with the text “Tony Stahley” in its place, (y) replacing the email address “brian.stanley@pnc.com” in each instance it appears therein with the email address “tony.stahley@pnc.com” in its place, and (z) replacing the telephone number “412-768-2001” in each instance it appears therein with the telephone number “412-768-2266” in its place.
3.    Issuer Order, Noteholder Direction and Registered Owner Instruction.
(a)    The Issuer hereby authorizes and directs the Indenture Trustee to execute this Amendment.
(b)    The Noteholders hereby direct the Indenture Trustee to execute this Amendment.
(c)    ALER, as the sole Registered Owner, hereby instructs Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer, to execute this Amendment.
4.    Conditions to Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) upon satisfaction (or waiver in accordance with the Agreements) of the following conditions:
(a)    the Administrative Agent’s receipt of counterparts of this Amendment, duly executed by the parties hereto;
(b)    the Administrative Agent’s receipt of counterparts of that certain Upfront Fee Letter Agreement, dated as of the date hereof, duly executed by the parties thereto, and the payment by the Issuer of the fees set forth therein in accordance with the terms thereof;
(c)    the Administrative Agent’s receipt of the favorable written opinions of counsel for the Issuer, the Transferor and the Servicer, addressed to the Administrative Agent, each Funding Agent, each Note Purchaser and the Indenture Trustee, dated the date hereof, covering general corporate matters, no government consents or authorizations, no conflicts with organizational documents, any applicable law or other agreements and the due execution and delivery of, and the enforceability of, this Amendment and each of the Agreements; and
(d)    the Issuer shall have paid all fees and other amounts due and payable on or prior to the date hereof pursuant to the Basic Documents, to the extent invoiced, including the fees and disbursements invoiced through the date hereof of the Administrative Agent’s special counsel, Mayer Brown LLP.
5.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of each Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in any Agreement to “this Agreement”, “this Indenture”, “hereof”, “herein” or words of similar effect referring to the Agreement in which such reference is made shall be deemed to be references to such Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly amend or supplement any provision of any Agreement other than as set forth herein.
6.    Representations and Warranties.
(a)    Each of the Issuer, ALER and ALS makes each of its respective representations and warranties contained in Article VII of the Pooling and Servicing Agreement, as applicable (after giving effect to this Amendment).
(b)    Each of the parties hereto represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation.
7.    Consent. Pursuant to each Agreement, each of the Administrative Agent and each Note Purchaser agrees, as to itself only, that all notices required to be delivered to it and all consents required to be given by it in connection with this Amendment have been provided, and each such party hereby consents to the terms of the amendments to the Agreements contained in this Amendment.
8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
9.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York; provided, however, that the duties and immunities of the Owner Trustee hereunder shall be governed by the laws of the State of Delaware.
10.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreements or any provision hereof or thereof.

11.    Indenture Trustee’s Responsibility. The Indenture Trustee shall have no responsibility for the validity or sufficiency of this Amendment, nor for the recitals herein.
12.    Limitation of Owner Trustee Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Amendment and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2015-A

By:	Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:	/s/ Ingo Miranda
Name: Ingo Miranda
Title: Vice President
Signature Page to Ninth Omnibus Amendment

ALLIANCE LAUNDRY SYSTEMS LLC

By:	/s/ Dean J. Nolden
Name: Dean Nolden
Title: Chief Financial Officer

ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2015 LLC

By:	/s/ Dean J. Nolden
Name: Dean Nolden
Title: President
Signature Page to Ninth Omnibus Amendment

Solely with respect to Section 2(a) hereof:

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Esther Antoine
Name: Esther Antoine
Title: Vice President
Signature Page to Ninth Omnibus Amendment

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Nina Austin
Name: Nina Austin
Title: Senior Vice President
Signature Page to Ninth Omnibus Amendment

PNC PURCHASER GROUP:

PNC BANK, NATIONAL ASSOCIATION, as Committed Purchaser and as Funding Agent

By:	/s/ Nina Austin
Name: Nina Austin
Title: Senior Vice President
Signature Page to Ninth Omnibus Amendment

FIFTH THIRD PURCHASER GROUP:

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Committed Purchaser and as Funding Agent

By:	/s/ Joseph Sandy
Name: Joseph Sandy
Title: Officer
Signature Page to Ninth Omnibus Amendment